Exhibit 99.1 Analyst Presentation September 2021 1

Disclaimer Disclaimer This presentation (this “presentation”) is provided for informational purposes and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “Transaction”) between Fathom Holdco, LLC (“Fathom”) and Altimar Acquisition Corp. II (“Altimar II”) and for no other purpose. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to a registration or qualification under the securities laws of such other jurisdiction. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Altimar II. This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Altimar II or Fathom or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction between Altimar II and Fathom or a possible investment in Fathom and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Altimar II and Fathom disclaim any duty to update the information contained in this presentation. Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Altimar II’s and Fathom’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “plan,” “target,” “goal,” “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Altimar II’s and Fathom’s expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Altimar II’s registration statement on Form S-1 and Reports under the Securities Exchange Act previously filed with the Securities and Exchange Commission (the “SEC”). In addition, there are risks and uncertainties described in the preliminary proxy statement/prospectus contained in the registration statement on Form S-4 relating to the proposed business combination, filed by Altimar II with the SEC on September 20, 2021, and other documents filed by Altimar II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside Altimar II’s and Fathom’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Altimar II or Fathom following the announcement of the Transaction; (2) the inability to complete the Transaction, including due to the inability to concurrently close the proposed business combination and the private placement of Altimar II securities or due to failure to obtain approval of the stockholders of Altimar II; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Transaction; (4) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (5) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (6) costs related to the Transaction; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (9) the continuing impact of the global COVID-19 pandemic; and (10) other risks and uncertainties indicated from time to time described in Altimar II’s registration statements on Form S-1 and S-4, including those under “Risk Factors” therein, and in Altimar II’s other filings with the SEC. Altimar II and Fathom caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither Altimar II nor Fathom undertakes or accepts any obligation to provide any updates or revisions to any forward-looking statements to reflect any changes in its expectations or any change in events, conditions or circumstances on which any such statement is based. Financial Information This presentation includes references to financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Any non-GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non-GAAP financial measures should not be considered in isolation and are subject to significant inherent limitations. The non-GAAP measures presented herein may not be comparable to similar non-GAAP measures presented by other companies. Fathom believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Fathom’s financial condition and results of operations. Fathom believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Fathom’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Financial information and data of Fathom for 2019, 2020 and 2021 in this presentation are unaudited and reflect various adjustments to give pro forma effect to acquisitions completed by Fathom between January 1, 2019, and April 30, 2021, as if such transactions occurred on the dates indicated herein. This unaudited, adjusted financial information and data are for illustrative and informational purposes only and are not necessarily indicative of the operating or financial results that would have occurred if the acquisitions had been completed as of such date. This unaudited, adjusted financial information and data as well as the other financial information and data included in this presentation does not conform to SEC Regulation S-X or Public Company Accounting Oversight Board (PCAOB) standards. Accordingly, such information may not be included in, may be adjusted or may be presented differently in any proxy statement/prospectus to be filed with the SEC. 2

Disclaimer, cont. Industry and Market Data In this presentation, Altimar II and Fathom rely on and refer to publicly available information and statistics regarding market participants in the sectors in which Fathom competes and other industry data. Any comparison of Fathom to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to Altimar II and Fathom. Altimar II and Fathom obtained this information and statistics from third-party sources, including reports by market research firms and publicly available company filings. While Altimar II and Fathom believe such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the referenced information. Neither Fathom nor Altimar II has independently verified the information provided by the third-party sources. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights presentation may be listed without the TM, SM © or ® symbols, but Altimar II and Fathom will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Use of Projections This presentation also contains certain financial forecasts, including projected revenue. Neither Altimar II’s nor Fathom’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Altimar II’s or Fathom’s control. While all financial projections, estimates and targets are necessarily speculative, Altimar II and Fathom believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Additional Information; Participation in Solicitation Altimar II has filed a preliminary proxy statement/prospectus and expects to file a definitive proxy statement/prospectus, as part of a registration statement, and other relevant documents with the SEC. Altimar II stockholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information about Altimar II, Fathom and the proposed business combination. Stockholders are able to obtain a free copy of the proxy statement, as well as other filings containing information about Altimar II, Fathom and the proposed business combination, without charge, at the SEC’s website located at www.sec.gov. Altimar II and Fathom and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Altimar II’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of Altimar II’s directors and officers in Altimar II’s filings with the SEC, including Altimar II’s registration statement on Form S-1 and prospectus for its initial public offering, which was originally filed with the SEC on January 20, 2021. To the extent that holdings of Altimar II’s securities have changed from the amounts reported in Altimar II’s registration statement on Form S-4 for the proposed business combination, Altimar II’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Altimar II’s shareholders in connection with the proposed business combination are set forth in the proxy statement/prospectus on Form S-4 for the proposed business combination, originally filed by Altimar II with the SEC on September 20, 2021. Investors and security holders of Altimar II and Fathom are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about Altimar II and Fathom through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Altimar II can be obtained free of charge by directing a written request to Altimar II. 3

Transaction Summary Presenters Transaction Highlights Altimar • Altimar Acquisition Corp. II (NYSE: ATMR) is a publicly listed special 1 purpose acquisition company with $345mm in cash Ryan Martin Acquisition Chief Executive Officer, Fathom • $80mm PIPE commitments before transaction announcement Corp. II • $1.5bn pro forma enterprise value with a strong balance sheet Rich Stump Valuation • Implied 27.4x 2022E EBITDA of $54mm and 7.3x 2022E Revenue Co-Founder & Chief Commercial of $205mm offers an attractive valuation relative to the peer group Officer, Fathom • Pre-transaction, Fathom is already a positive, self-sustaining cash flow business Mark Frost 2 • Total pro forma liquidity of $65mm Capital Chief Financial Officer, Fathom 3 • Post-transaction, PF net leverage of 2.87x gives the Company Structure sufficient firepower to continue pursuing its M&A strategy • Expected net leverage multiple of 1.55x as of FYE 2022E Tom Wasserman CEO / Chairman, Altimar Acquisition Corp. II; • ~64% Fathom shareholders; ~30% SPAC shareholders and Managing Director, HPS Investment Partners, LLC Ownership 4 sponsor founder shares; ~6% PIPE investors 1 2 Does not include interest earned on trust; $40mm of pro forma cash as of 6/30/2021 (which includes $25 million of additional cash to the balance sheet) plus $25mm of availability under a new $50mm revolving credit facility. On April 30, 2021, Fathom completed a financing transaction in which it entered into a $172 million term loan due April 2022 (the “April 2021 Term Loan”) in order to finance certain acquisitions and to refinance Fathom’s existing debt. Fathom is entering a new credit facility that will become effective upon the closing of the 4 3 Transaction. The new credit facility includes a $50 million revolving credit facility and a $125 million term loan that mature in 2026. Fathom intends to use proceeds from this credit facility to repay the April 2021 Term Loan; PF net leverage based off of LTM EBITDA as of 4 6/30/2021 of $38.3mm and PF net debt of $110mm; See slide 35 “Detailed transaction overview” for key assumptions and additional details. Assumes no redemptions by Altimar Acquisition Corp. II’s existing public shareholders

Altimar Acquisition Corp. II Overview Altimar Acquisition Corp. II (“Altimar II”) is sponsored by an affiliate of HPS Investment Partners (“HPS”), a natural partner for Fathom with a proven track record of success and experienced leadership ALTIMAR ACQUISITION CORP. II HPS SPAC COMPANIES Company Proven SPAC Track Record HPS Investment Partners 3 Vehicle 1 Altimar II is a $345mm SPAC sponsored by an HPS has developed valuable SPAC experience August 2020 / December 2020 / affiliate of HPS Investment Partners, one of the via Altimar I and its closed business combination Announced / Closed December 2020 May 2021 world’s largest alternative asset managers with Blue Owl Capital (NYSE: OWL) and Trine Acquisition Corp. and its closed business PIPE Size $275mm $1.5bn $74bn 160+ Investment 13 combination with Desktop Metal (NYSE: DM) 2 AUM Professionals Offices Current Equity Value $2.5bn $20.0bn (as of 9/17/21) Current Firm Value $2.2bn $20.3bn (as of 9/17/21) HPS Network & Value Add Experienced Leadership Trading performance 4 4 (22.6%) / $7.74 59.9% / $15.99 (as of 9/17/21) • HPS is led by Scott Kapnick (Governing • HPS employs an active approach to help its Partner and CEO), former Partner and partners’ business development efforts to • Desktop Metal and Blue Owl Capital have been well received in Co-Head of Investment Banking at drive top line growth the public markets since their debut Goldman Sachs • Track record of supporting businesses through • Altimar II CEO, Tom Wasserman, is a career their lifecycles with capital investments and Altimar II’s Sponsor group has a proven track record Growth Equity investor and has led the HPS business development support of success in the SPAC market including specific SPAC platform since inception experience within the industrial tech space 5 Source: Company filings, Factset as of 9/17/2021 1 2 3 4 Does not include interest earned on trust; AUM as of August 1, 2021; Trine was co-sponsored by HPS and an entity controlled by Leo Hindery, Jr.; Calculated based on current share price as of September 17, 2021 and a $10 / share base

Fathom is at the Center of Altimar II’s Industry 4.0 Investment Thesis “As manufacturing processes become more software based, a large portion of the production will be completed on an on-demand or hosted basis. Software will allow for multi-tenant models, which in turn will lower costs, increase speed and provide a more consistent, higher quality product.” ▪ Engaged in Industry 4.0, beginning with the team’s experience with ✓ Leading on-demand manufacturing company playing in a $25bn+ market Desktop Metal ✓ Deep technical expertise to deliver best in class turnaround times and unlock • Deep understanding, through broader HPS portfolio, of the the full potential of Industry 4.0 for its large corporate customers challenges of traditional manufacturing and prototyping ✓ Strong software platform that will generate long term growth ▪ Recognized the opportunity for enterprise focused, on-demand manufacturing facilities that have deep expertise across multiple ✓ Robust pro forma liquidity and strong cash flow generation modalities ✓ Proven and profitable track record with a highly experienced leadership team ▪ Targeting a platform that has already achieved scale and profitability Altimar II is excited to be partnering with Fathom; a company that it believes is poised to be a long-term leader in the on-demand manufacturing industry 6

Industry 4.0 is Disrupting Traditional New Product Development Cycles and Creating Challenges for Corporates Challenges Industry 4.0 The next industrial revolution is Digitization of product development $600bn Continuously rising $445bn accelerating 1 R&D spend in 2010 in 2021 Reshoring of manufacturing the pace of % of revenue from new products manufacturing Mass customization New products 40% 31% innovation contribute more to Dynamic, real-time data driven in 2010 in 2017 2 total revenue consumer preferences Higher value add, U.S. utility patents secured at lower cost with Accelerating pace 355k 220k shorter lead times of new product 3 in 2010 in 2019 launches ESG focus 7 Source: Market study outlook by leading industry consultant 1 2 3 Values rounded to the nearest multiple of five; New Product Vitality Index; Total U.S. utility patents (patents for invention) granted, rounded to the nearest multiple of five

OPPORTUNITY TO BUILD A LEADING MULTI BILLION DOLLAR ON-DEMAND DIGITAL MANUFACTURING COMPANY IN THE $25BN LOW-TO-MID VOLUME 1 MANUFACTURING MARKET Fathom is uniquely positioned to serve the manufacturing needs of the largest and most innovative companies in the world 8 Source: Market study by leading industry consultant 1 Fathom core addressable market, utilizing CNC machining, injection molding, sheet metals and additive manufacturing technologies

Fathom Focuses on Rapid Prototyping and Low-Mid Volume Production, the highest value stages of the manufacturing as a service value chain Manufacturing as a Service Value Chain Low-Mid Volume Product Rapid Prototyping High-Volume Production Production Development and Manufacturing Team Large Contract Manufacturers Hundreds of thousands to Typical Production Run One to tens of thousands millions Low mix, high volume – Production Environment High mix, low volume – difficult to replicate at scale largely commoditized Unique suite of on-demand manufacturing/ engineering services that speed High volume outsourced Value Add manufacturing of finalized designs iteration and finalization of new product designs, reducing time to market 9

Fathom’s Solution Product development and manufacturing is siloed, Fathom delivers an integrated solution across complex and inefficient manufacturing processes, materials and engineering support Customer product development Customer product development and manufacturing team and manufacturing team Suppliers to choose from: Thousands (and growing) Advanced and Advanced and Additive Engineering Additive Engineering traditional Software Materials traditional Software Materials technology services technology services manufacturing manufacturing Faster iterations with Fathom speeds time to market Multiple iterations across multiple fragmented verticals slows time to market 10

Leading on-demand digital manufacturing platform for corporate customers Corporates are forced to choose between either investing in increasingly Regional Digital Legacy Digital costly in-house capabilities or outsourced options lacking either the required Bureaus Brokers Manufacturers scale, quality assurance, or transparency that the corporate market demands On-demand x Manufacturing ✓✓ ✓ Additive 2.0 In-House Outsourced and Emerging x ✓✓ Technologies ✓ Options Extensive In-house prototyping and low- in-house x ✓✓ to-mid volume production has production ✓ • Regional Bureaus significant drawbacks On-demand • Legacy Digital Digital Platform x ✓✓ and Brokerage ✓ Manufacturers Repeated upfront investment in x Enterprise • Digital Brokers rapidly changing technologies x x x Focus ✓ Lack of centralized knowledge High-value x Fathom is uniquely Customized x x x base across organization Parts ✓ positioned as the only Comprehensive “one-stop-shop” platform Range of Lack of skilled labor x x x x built to serve the Services ✓ manufacturing needs of High-touch Supply Chain Pressure to reduce costs x x x x corporate customers Partner ✓ 11

Why Fathom Wins Corporate Customers Fathom Delivers Advanced & Additive want an integrated Traditional Unique Proprietary Technology Manufacturing solution that delivers Solutions that enable: Comprehensive Manufacturing Accelerated Time Technology agnostic outcome-based approach Capabilities to Market 25+ Industry leading manufacturing processes Pioneer in the on-demand manufacturing space with 3 decades of experience Speed One of the first adopters of plastic and metal additive manufacturing Quality Resulting in: Proprietary software solution to enable the digitalization of manufacturing Engineering Entrenched Supported by Fathom’s Services Proprietary Manufacturing Long-Term Enablement Software Partnerships Solution Software Materials Customer Service 12

Fathom Combines Manufacturing & Technical Services to Allow Our Customers to Iterate Faster… Breadth of on-demand manufacturing capabilities Engineering & • PolyJet Technology • MJF Technology Design Support • Parts in as soon as 1-3 Additive • FDM Technology • SLA Technology + days Manufacturing • SLS Technology • DMLS Technology • 90 large-platform additive Technical manufacturing machines Responsiveness + • Parts in as soon as 5 days • 3 and 5 axis milling and turning Material CNC • Tolerance accuracy range • Many material and texturing options Expertise Machining of +/-0.001” to 0.005” • High-quality surface finishing • Production tools in as soon as 3 weeks Allows Customers to Iterate Injection • 30-second quotes through • Prototype tools in as soon as 10 days Molding automated portal and 10k parts in 14 days Faster and More Often • Low-to-high volume molding needs • Laser and waterjet cutting Precision • Parts in as soon • Sheet metal stamping, bending and forming Sheet Metal as 5 days • Finishing, welding, sanding, powder coating Fabrication and screen printing • Urethane casting • Comprehensive Ancillary • Model assembly and finishing support to tie other Technologies • Engineering and design support capabilities together 13 • Quality inspection

…Accelerating Manufacturing for many of the Most Innovative Companies in the World… …and many more customers Global A&D Global Electric Global Power Global Medical Global A&D with complex Customer Equipment Vehicle Generation Device Equipment Company Manufacturer Company Company Company manufacturing needs… Full size mockups of High-complexity, Functional generator Bridge to production High-complexity aircraft interior quick-turn prototype for testing for medical incubator missile mockup Project assemblies automotive bridge to production ✓ Additive Manufacturing✓ Additive Manufacturing✓ Additive Manufacturing✓ Additive Manufacturing✓ Additive Manufacturing ✓ CNC Machining✓ Precision Sheet Metal✓ Precision Sheet Metal✓ Injection Molding✓ CNC Machining Technologies ✓ Ancillary Technologies✓ Design & Engineering✓ CNC Machining✓ CNC Machining✓ Design & Engineering Used ✓ Ancillary Technologies✓ Ancillary Technologies✓ Design & Engineering✓ Ancillary Technologies ✓ Ancillary Technologies 33% $14mm 251k Combined ‘18-’20 Combined cumulative Total parts produced 111 sales CAGR ‘16-’20 sales ‘16−’20 14 1 Metrics based on combined results of the five customers described above

…with a Proven Ability to Deliver Fast Turnaround Times for Projects Involving Multiple Complex Manufacturing Processes 20,000 Parts // Hybridized A Fortune 10 technology Within 27 Days Services Used company came to Fathom with a complex project ✓ 3D Printing / Additive Manufacturing. Polyjet. SLS. MJF 15,000 that spanned the 55+ Tools to Injection technologies and ✓ DFM Analysis + CAD Mods Mold 15,000 Parts processes of rapid First Article in 2 weeks ✓ CNC Machining. Laser Cutting production…and needed ✓ Stamping. Die Cutting. Post-Opp Drilling it done fast. 3,000 ✓ 24-hour Turnaround Urethane Casting 3,000+ 3D Printed Parts ✓ Injection + Compression Molding ✓ Model Finishing. Insert Assembly 2,000 ✓ Advanced Project Management 2,000+ Metal Fathom delivered. Fabricated Parts $1mm Total revenue from project 15

Entrenched Partner to the World’s Leading Companies Proven Track Record Aerospace & Transportation / EV Consumer with blue-chip customers across diverse end markets Defense 2 3 4 7 of the top 10 4 of the top 10 4 of the top 10 ~3k 91% Aerospace companies in the Fortune Automotive companies in the Fortune Consumer companies in the Fortune 500, Total customers in the last Overall customer 500, representing a combined 500, representing a combined representing a combined 1 1 twelve months retention ~$285bn ~$316bn ~$115bn <6% in 2020 revenue in 2020 revenue in 2020 revenue Revenue contribution from 1 any single customer 2020 Revenue by End-market Industrial Medical Technology Other 8% Transportation / EV 5% Medical 32% Consumer 6% 5 6 7 8 of the top 10 8 of the top 10 7 of the top 10 Aerospace & Industrial companies in the Fortune 500, Medical companies in the Fortune 500, Technology companies in the Fortune 500, Defense 11% representing a combined representing a combined representing a combined ~$233bn ~$105bn ~$932bn Technology Industrial 15% 23% in 2020 revenue in 2020 revenue in 2020 revenue 8 REPRESENTATIVE CUSTOMERS Source: Fathom management, company filings 16 1 2 3 4 5 6 LTM 3/31/21 sales data (excludes 2021 acquisitions); Fortune’s Aerospace & Defense segment; Fortune’s Motor Vehicles & Parts segment; Fortune’s Household and Personal Products segment; Fortune’s Industrials segment; Fortune’s Medical Products and Equipment 7 8 segment; Fortune’s Technology segment; Select customers presented. Use of names and logos does not imply endorsement

FATHOM’S INTEGRATED, SOFTWARE-DRIVEN APPROACH IS THE INDUSTRY 4.0 SOLUTION THAT CORPORATE CUSTOMERS DEMAND 17

Fathom’s Unified Suite of Software… Easy-to-use automated quoting, ordering, engineering and project management platform Built on Manufactured Comprehensive Responsiveness, to Customer Access to Equipment Speed, Agility and Specs and Experience Expertise Project Management Design for Manufacturability Quoting Production Submitted quote and had a question about material. I received a direct email Fathom provides unique industry Really quick, buttons make sense and it's explaining all the details within 15 minutes. That was very cool, sometimes I access to a broad set of straight forward. Hard to mess up an order. have to wait for days before receiving answers from other places. manufacturing capabilities. - Autonomous Aircraft Delivery Company - Leading Technology Company - Global Car Manufacturer 18

… is Continuously Being Developed to Stay One Step Ahead of Evolving Industry 4.0 Trends Core Elements of Fathom’s Future Extensions Existing Software Platform of Software Platform Automation IoT enabled managed services suite Further digitization of existing managed services offering Cyber System Security Integration AI materials and process detection Enhanced turnaround time and product efficiency Multi-Site Machine Learning / Smart Factory Artificial Intelligence Integration with customer Deployment PLM, MES and ERP systems Proprietary Enhances customer experience and Software Suite increased outsource revenue Scalable Customer Digitization & Acquisition & Automation of Engagement Software Virtual digital warehousing Customer Workflows Customer inventory reduction via on demand spare parts External Strategic Supply Chain Portal 19

Expanding Presence with Our Customers Orders ($mm) Purchasing contacts $4.01 127 Transportation / EV 51 Customer $0.25 2017 TTM 2017 TTM 16 $0.58 7 Electronics Customer $0.23 2017 TTM 2017 TTM 14 $0.80 8 Technology Customer $0.44 2017 TTM 2017 TTM Differentiated commercial strategy increases number of purchasing contacts within customer organizations, driving order growth Source: Company management 20 Note: TTM as of 6/30/21 1 Customer acquired in 2018

Massive Opportunity in a Large TAM $25bn low-to-mid volume • ~60% of the market is currently outsourced vs. in- 1 house manufacturing market Other legacy digital manufacturers • Outsourced provider landscape is highly and additive-focused players <1% fragmented; Fathom’s scale is extremely difficult to ~3% replicate • Industry 4.0 disruption is driving corporates to seek one-stop-shop outsourced solutions In-house ~40% • Fathom is best positioned to capitalize on shifting industry trends Highly fragmented regional design bureaus >55% Clear runway in a large, highly fragmented market Source: Market study by leading industry consultant 21 Note: Pie chart is not to scale 1 Fathom core addressable market, utilizing CNC machining, injection molding, sheet metals and additive manufacturing technologies

Scalable Platform with Proven Profitability Scalable Platform with Key Highlights 1 Strong Growth and Margins • Strong organic growth trajectory driven by shift to Industry 4.0 and digital new product development PF Revenue ($mm) $408 PF Adj. EBITDA ($mm) • Additional growth driven by land and expand strategy with existing customers • Robust Adj. EBITDA margins $149 • Tailwinds from rising additive adoption $115 • Clear runway with only ~1% market penetration by 2025 $40 2020 2025E PF Adj. 27% 28% 2 EBITDA % Market 0.6% 1.2% 3 penetration Source: Management projections, market study by leading industry consultant 1 2 Information for 2020 combines the results of Fathom for the applicable period with the pre-acquisition results of businesses acquired in 2021, 2020 and 2019 for the respective period; PF Adjusted EBITDA is a non-GAAP measure. Adjustments to PF EBITDA include changes in the 22 3 fair value of contingent consideration, acquisition expenses, loss on extinguishment of debt, and other non-recurring and non-cash costs. See Appendix for a calculation of PF Adjusted EBITDA for 2020; Based on Fathom core addressable market, comprised of low-to-mid volume manufacturing utilizing CNC machining, injection molding, sheet metals and additive manufacturing technologies

Acquisitive Growth Platform with Compelling Pipeline Ready to Execute on Pipeline Fathom’s Pipeline breakdown 1 M&A Advantage $25bn Additive low-to-mid volume manufacturing mfg. utilizing 1,000s of companies 1. Flexible digital architecture specified techniques to rapidly integrate Advanced manufacturing 2. Established scale to up-tier acquired relationships 50+ opportunities Software 3. Synergies from centralizing production 13 completed 4. First mover advantage in …with 4 International acquisitions in highly-fragmented market completed in 2021 ~3 years… 5. Target-rich environment 23 Source: Market study outlook by leading industry consultant 1 Fathom core addressable market, comprised of low-to-mid volume manufacturing utilizing CNC machining, injection molding, sheet metals and additive manufacturing technologies

Proven Ability to Execute & Integrate Acquisition Targets Identify 2019 Acquisition 2020 Acquisition Pre-acquisition Post-acquisition Pre-acquisition Post-acquisition (30)% 52% 5% 53% Decline in average monthly Growth in average Acquire Growth in average monthly Growth in average run-rate orders in twelve monthly run-rate orders run-rate orders in twelve monthly run-rate orders months prior to close since closing months prior to close since closing • Realized significant synergies by optimizing • Realized significant cost synergies by closing a Integrate already-existing capabilities in SEO and SEM facility, relocating equipment and streamlining SG&A • Revenue synergies from deploying an enhanced • Revenue synergies from deploying an enhanced go- go-to-market strategy, improved customer retention to-market strategy, improved customer retention and and cross-selling broader Fathom capabilities cross-selling broader Fathom capabilities Grow 24

Highly Experienced Leadership Team & Board of Directors Ryan Martin Mark Frost Rich Stump Additional Leadership Team Chief Executive Officer Chief Financial Officer Co-Founder & Chief has deep manufacturing expertise with & Board Member Commercial Officer nearly 200 years of combined experience Leadership Team George Buckley Pete Leemputte TJ Chung Bob Nardelli Chairman, Smiths Group Board Director, MasterCraft (Chairman),Senior Partner, Former Chairman & CEO, // Chairman, Stanley // Board Director, Beazer CORE Industrial Partners // Chrysler Corporation Board of Black & Decker // Former Homes // Former CFO of Board Director, Littlefuse // and The Home Depot Directors Chairman & CEO, 3M Green Mountain Keurig, Board Director, Mastercraft Mead Johnson, Brunswick // Board Director, Airgain Maria Green Dr. Caralynn John May Carey Chen David Fisher Chariman & CEO, Enova // Board Director, Littelfuse // Managing Partner, Former CEO, Incodema Nowinski Collens Board Director, Just Eat Board Director, Tennant CORE Industrial Partners Group // Former CEO, CEO, Dimension Inx // Takeaway.com // Board // Former SVP and GC, Cincinnati, Inc Former Chairman, MxD Director, Friss // Former Ingersoll Rand and ITW CEO, optionsXpress 25

Key Investment Highlights • Leading platform capable of accelerating new product development to keep pace with Industry 4.0 disruption Fathom is transforming new 1 product development and • Advanced software, deep technical expertise and broadest suite of 25+ quick-turn manufacturing processes manufacturing for corporates • Unique “one-stop-shop” solution enables faster iterations, shortening development cycles from months to days 1 • Uniquely positioned as the only “end-to-end” solution for corporates in highly fragmented $25bn TAM Massive opportunity in a 2 • Substantial scale that is difficult to replicate; nearly 450k sq. ft. of manufacturing capacity over 12 facilities, nationwide large TAM • Tailwinds from accelerating additive manufacturing adoption and continued shift to outsourcing • Proven track record with ~3k total blue-chip corporate customers in the last twelve months Entrenched partner to the 2 • Over 35 years of industry expertise, coupled with a singular focus on quality, service and execution, enables 91% overall customer retention 3 world’s largest companies • Long-term relationships with key strategic accounts and proven ability to up-tier newly acquired customers 3 • Compelling growth trajectory with 17% 2020-2022E PF revenue CAGR Scalable platform with 4 4 • Robust, proven profitability with 27% 2022E PF Adj. EBITDA margins proven profitability • Large opportunity ahead, with only <1% market penetration by 2022 • Clear upside from differentiated M&A capabilities in a target-rich environment; 13 acquisitions in last 3 years Acquisitive growth platform 5 • Proven ability to rapidly integrate and compound growth of acquired businesses with compelling pipeline • Ready to execute on pipeline, with line of sight into 50+ opportunities • Leadership team with public market experience and track record of scaling high-growth companies Highly experienced leadership • Deep additive and advanced manufacturing pedigree with nearly 200 years of combined experience 6 team and Board of Directors • Board of Directors with a track record of advising and leading innovation for some of the world’s leading manufacturers Source: Management projections, market study outlook by leading industry consultant 1 2 3 Fathom core addressable market, comprised of low-to-mid volume manufacturing utilizing CNC machining, injection molding, sheet metals and additive manufacturing technologies; FY2019-FY2020 sales data (excludes 2021 add-ons); Information combines the results of Fathom 26 4 for the applicable period with the pre-acquisition results of businesses acquired in 2021, 2020 and 2019 for the respective period; PF Adjusted EBITDA is a non-GAAP measure. Adjustments to PF EBITDA include changes in the fair value of contingent consideration, acquisition expenses, loss on extinguishment of debt, and other non-recurring and non-cash costs.

Financial Highlights

1 Strong Momentum in H2 ’21 expected to continue into 2022 Supply chain disruptions pushed certain H1 ’21 orders to H2 ‘21 H1 ‘20 vs. H1 ‘21 H2 ‘20 vs. H2 ’21E FY ’21E vs. FY ’22E 5.4% 11.5% 26.4% % YoY % YoY % YoY growth growth growth +3.9 +8.8 +42.8 76.8 204.9 85.3 162.1 72.9 76.5 H1 '20 H1 '21 H2 '20 H2 '21E FY '21E FY '22E PF Adj. PF Adj. PF Adj. 27.2% 23.8% 26.3% 25.4% 24.7% 26.5% EBITDA EBITDA EBITDA margin margin margin -1.6 +1.6 +14.3 54.3 19.8 20.1 40.0 21.7 18.3 H1 '20 H1 '21 H2 '20 H2 '21E FY '21E FY '22E Source: Company filings, management projections Note: 2021E revenue, gross profit, gross margin, PF adj. EBITDA and PF adj. EBITDA margin figures shown reflect the lower end of Management’s guidance range for 2021E performance 1 Fathom information combines the results of Fathom for the applicable period with the pre-acquisition results of businesses acquired in 2021, 2020 and 2019 for the respective period. H2 ’21 and FY ’21 represent the lower end of management’s guidance of $162mm - $168mm for PF 28 2 revenue and $40mm - $42mm for PF Adj. EBITDA PF Adjusted EBITDA is a non-GAAP measure. Adjustments to PF EBITDA include changes in the fair value of contingent consideration, acquisition expenses, loss on extinguishment of debt, and other non-recurring and non-cash costs. See Appendix for a calculation of PF Adjusted EBITDA PF Adj. EBITDA² ($mm) PF Revenue ($mm)

1 Proven Financial Profile with Accelerating Growth 1 1 PF Revenue ($mm) PF Gross profit ($mm) $408 $162mm 53% 52% ’21E Revenue 51% $317 49% 49% 48% $216 $252 $166 $205 $129 $162 $149 $100 $78 $73 48% ’21E Gross Margin 2020 2021E 2022E 2023E 2024E 2025E 2020 2021E 2022E 2023E 2024E 2025E PF Gross Profit PF Gross Margin 25% ’21E Adj. EBITDA Margin 1,3 1,4 PF Adj. EBITDA ($mm) PF FCF ($mm) $79 28% 91% 28% 27% 27% 27% $64 25% 2 Customer Retention $53 $115 $42 $88 $37 $69 $32 $54 $40 $40 17% ‘20-’22E PF Revenue CAGR 2020 2021E 2022E 2023E 2024E 2025E 2020 2021E 2022E 2023E 2024E 2025E PF Adj. EBITDA PF Adj. EBITDA Margin Source: Management projections Note: 2021E revenue, gross profit, gross margin, PF adj. EBITDA and PF adj. EBITDA margin figures shown reflect the lower end of Management’s guidance range for 2021E performance 1 2 3 Information for 2020 and 2021E combines the results of Fathom for the applicable period with the pre-acquisition results of businesses acquired in 2021, 2020 and 2019 for the respective period.; LTM 3/31/21 sales data (excludes 2021 acquisitions); Adjusted EBITDA is a non- 29 GAAP measure. Adjustments to PF EBITDA include changes in the fair value of contingent consideration, acquisition expenses, loss on extinguishment of debt, and other non-recurring and non-cash costs.. See Appendix for a calculation of PF Adjusted EBITDA for 2019, 2020 and 4 1H2021; Represents PF Adjusted EBITDA minus CapEx

Fathom is Positioned to Capture Growth Across Several Accelerating Markets Key Highlights PF Revenue profile ’20 – ’25E • Strong organic growth driven by acceleration $450 CAGR in additive manufacturing and injection molding technologies 16% 3% $400 19% 12% $350 • Robust portfolio growth with healthy upside to expand across diversified revenue profile $300 9% 12% • Well positioned to capture acceleration in $250 12% 16% Additive several high-growth markets 1 $200 Injection Molding 27% 35% 2 • Tremendous growth and expansion opportunities CNC Machining - organic $150 4% across diversified technology offerings 30% 3 CNC Machining - add-ons $100 22% Precision Sheetmetal 15% 27% 42% $50 16% Ancillary Technologies 13% $0 4 2020 2025E Source: Management projections 30 1 2 3 4 Represents PF revenue for acquisition made in Q1 2021; Represents Fathom's actual as reported results of operations for CNC Machining; Represents PF revenue of acquisitions made in Q2 2021; Information combines the results of Fathom for the applicable period with the pre-acquisition results of businesses acquired in 2021, 2020 and 2019 for the respective period.

1 Capital-Efficient Business Key Highlights CapEx vs. Revenue • Low CapEx requirements to support $408 legacy and growth customers PF Revenue ($mm) • On average, CapEx is approximately 2 PF CapEx ($mm) 6% of revenue $317 • By 2025E over 60% of total CapEx is $252 projected to be allocated toward growth purchases of additive $205 manufacturing machines $162 $149 $36 $24 $16 $12 $8 $4 2020 2021E 2022E 2023E 2024E 2025E Source: Management projections Note: 2021E revenue, gross profit, gross margin, PF adj. EBITDA and PF adj. EBITDA margin figures shown reflect the lower end of Management’s guidance range for 2021E performance 31 1 Information for 2020 and 2021E combines the results of Fathom for the applicable period with the pre-acquisition results of businesses acquired in 2021 and 2020 for the respective period. 2021E revenue represent low end of management’s Revenue guidance for 2021 of $162mm - 2 $168mm; Based on 2020-2025E management projections

Liquidity & Deleveraging Profile Ample liquidity and strong deleveraging profile to support business growth and future acquisitions 1 Liquidity Profile Total Net Debt / Adjusted EBITDA ($mm) ($mm) $65 $106 $85 $25 2.6x Net debt $55 Availability under Net leverage ratio credit facilities 1.6x Cash balance 0.8x $19 $0 $40 0.2x 0.0x 2021E 2022E 2023E 2024E 2025E Pro Forma 6/30/21 Source: Management projections 32 Note: information for 6/30/21 and 2021E is pro forma for transaction and assumes $25mm of additional cash to balance sheet, plus an additional $25mm of availability under a new $50mm revolving credit facility 1 Pro forma to include the pre-acquisition financials of companies acquired during 2021, does not include $20mm Credit Agreement cash netting cap; 2021E net debt and net leverage based on low end of the range for management’s $40mm-$42mm Adj. EBITDA guidance for 2021E

1 Fathom Annual Income Statement ($mm) 2019 2020 2021E 2022E 2023E 2024E 2025E PF Revenue $127.5 $ 149.4 $ 162.1 $ 204.9 $ 252.4 $ 317.2 $ 408.2 % YoY growth -- 17% 9% 26% 23% 26% 29% PF Gross profit $ 72.9 $ 77.5 $ 99.8 $ 128.5 $ 165.9 $ 215.5 Gross margin 49% 48% 49% 51% 52% 53% 2 PF Adj. EBITDA $ 30.7 $ 39.9 $ 40.0 $ 54.3 $ 69.0 $ 87.9 $ 115.0 Adj. EBITDA margin 24% 27% 25% 27% 27% 28% 28% PF CapEx $ (3.5) $ (7.5) $ (12.1) $ (16.1) $ (23.8) $ (36.2) 3 PF FCF $ 36.4 $ 32.5 $ 42.3 $ 52.9 $ 64.1 $ 78.9 Source: Management projections Note: 2021E revenue, gross profit, gross margin, PF adj. EBITDA and PF adj. EBITDA margin figures shown reflect the lower end of Management’s guidance range for 2021E performance 33 1 2 Information for 2019, 2020 and 2021E combines the results of Fathom for the applicable period with the pre-acquisition results of businesses acquired in 2021, 2020 and 2019 for the respective period; PF Adjusted EBITDA is a non-GAAP measure. Adjustments to PF EBITDA 3 include changes in the fair value of contingent consideration, acquisition expenses, loss on extinguishment of debt, and other non-recurring and non-cash costs.. See Appendix for a calculation of PF Adjusted EBITDA; Represents PF Adjusted EBITDA minus CapEx

Transaction Overview

Detailed Transaction Overview Illustrative Pro Forma Capitalization 1 Transaction Structure ($mm, except share price) ◼ Pro forma enterprise value of $1,490mm Share price $10.00 2 ◼ $365mm cash proceeds inclusive of PIPE proceeds and transaction expenses PF shares outstanding 138 ◼ Company earnout shares: 9mm shares ◼ 1/3 earned if VWAP for 20 days during a 30-day period is above $12.50 PF equity value $1,380 ◼ 1/3 earned if VWAP for 20 days during a 30-day period is above $15.00 ◼ 1/3 earned if VWAP for 20 days during a 30-day period is above $20.00 (+) Assumed PF net debt (as of 6/30/21) $110 PF enterprise value $1,490 Illustrative Sources and Uses ($mm) Illustrative Pro Forma Ownership at Close 2 Amount % 3 Altimar II Sponsor Altimar II cash in trust $345 81% 5.3% PIPE equity 80 19% Total sources $425 100% Public Shareholders Cash to existing shareholders $318 75% 25.0% Debt Paydown 22 5% Fathom Cash to balance sheet 25 6% 4 shareholders 63.9% 14% Fees and expenses 60 PIPE investors Total uses $425 100% 5.8% Note: Assumes no redemptions by public shareholders in connection with the transaction and doesn’t take into account the interest income in Altimar II trust account. Excludes impact of warrants. 1 In addition, the transaction will be structured to include the following: (i) Up-C structure including PubCo and a limited liability holding company, (ii) Altimar II shares, including those offered in the PIPE, represent ownership interest in PubCo, (iii) Customary TRA arrangement will entitle sellers to receive 85% of realized tax savings resulting from certain tax benefits, including the impact of sales, exchanges and redemptions on PubCo’s tax basis, (iv) One share – one vote structure, (v) CORE Industrial Partners expected to own approximately 45% of the PubCo’s voting power at closing, (vi) A majority of the PubCo’s Board will be composed of independent directors, (vii) CORE Industrial Partners will nominate a majority of the PubCo’s directors for so long as it retains a specified percentage of PubCo’s ownership; 35 2 3 Assumes no redemptions by Altimar II existing shareholders and does not include earned on cash in trust; Assumes 7.3mm founder shares at $10.00, not inclusive of incremental 1.3mm additional founder shares subject to an earnout that vests at $15.00 per share. Excludes 4 9.9mm founder warrants, which have a strike price of $11.50 per share; Excludes 9mm company earn-out shares that vest on terms described above.

On-Demand Digital Manufacturing Represents a Large Market Opportunity $141mm $149mm Scaled platform today 2020 Revenue 2020 PF Revenue 1 N/M 27% Superior, proven profitability 2 2 2020 Adj. EBITDA Margin 2020 PF Adj. EBITDA Margin 24% 49% Leading margins 2020 Gross Margin 2020 PF Gross Margin $2.8bn $1.4bn Value creation opportunity Equity Value Equity Value Source: Company filings, Factset of 9/17/2021 Note: Fathom information for 2020 combines the results of Fathom with the 2020 pre-acquisition results of businesses acquired in 2021 and 2020 36 1 2 N/M represents negative values; PF Adjusted EBITDA is a non-GAAP measure. Adjustments to PF EBITDA include changes in the fair value of contingent consideration, acquisition expenses, loss on extinguishment of debt, and other non-recurring and non-cash costs.. See Appendix for a calculation of Fathom’s PF Adjusted EBITDA for 2020

Fathom Public Company Comparison Universe Fathom outperforms comparable universe on key growth and Transaction priced at a premium/discount to profitability metrics comparable universe Industry 4.0 Revenue multiple bridge comparable universe $2,456 $966 Scaled advanced manufacturing / Early stage / Recent Industry disruptors de-SPACs $1,490 (39.3%) 1 Implied Fathom EV at Implied Fathom transaction early stage median of 12.0x EV / EV discount value at 7.3x ’22E EBITDA margin 17.2% N/M 26.5% '22E revenue multiple EV / '22E revenue multiple 2 ’22E Gross margin 52.4% 27.8% 48.7% Adj. EBITDA multiple bridge ’20-’23E $1,755 $265 11.5% 76.8% 19.1% Revenue CAGR $1,490 (15.1%) EV / ’22E Revenue 5.7x 12.0x 7.3x Implied Fathom EV at scaled adv. Implied Fathom transaction value at EV / ’22E Adj. 32.3x N/M 27.4x mfg. median of 32.3x EV / '22E EV discount 27.4x EV / '22E EBITDA multiple 2 EBITDA EBITDA multiple Source: Company filings, management projections, Factset as of 9/17/2021; Velo3D data from SPAC announcement presentation as of 3/23/21, Bright Machines data from SPAC announcement presentation as of 5/17/21, Fast Radius data from SPAC announcement presentation as of 7/19/21 37 1 2 Fathom information for 2020 combines the results of Fathom with the 2020 pre-acquisition results of businesses acquired in 2021 and 2020; PF Adjusted EBITDA is a non-GAAP measure. Adjustments to PF EBITDA include transaction and integration costs, non-recurring and non- cash items, compensation normalization and other accounting adjustments.

Median: Median: 76.8% N/M Median: 27.8% Median: Median: 11.5% Median: 17.2% 52.4% Operational Benchmarking Industry 4.0 comparable universe Scaled advanced manufacturing / Industry disruptors Early stage / Recent de-SPACs 160.0% 104.3% 87.2% 76.8% 69.0% 45.3% 47.7% 19.1% 17.2% 14.2% 11.5% 6.3% 2.1% n/a 36.9% 36.6% 26.5% 20.5% 11.6% 13.9% 5.8% N/M N/M N/M N/M N/M N/M N/M 74.8% 63.9% 58.3% 55.0% 43.7% 49.8% 48.6% 48.7% 33.8% 29.1% 27.8% 27.5% 21.3% 11.8% Source: Company filings, management projections, Factset as of 9/17/2021; Velo3D data from SPAC announcement presentation as of 3/23/21, Bright Machines data from SPAC announcement presentation as of 5/17/21, Fast Radius data from SPAC announcement presentation as of 7/19/21 Note: Medians exclude Fathom 38 1 2 Fathom’s 19.1% CAGR is adjusted to give pro forma effect to all acquisitions prior to 05/01/21; PF Adjusted EBITDA is a non-GAAP measure. Adjustments to PF EBITDA include transaction and integration costs, non-recurring and non-cash items, compensation normalization and other accounting adjustments 2022E 2022E PF Adj. ’20-’23E 2 1 PF Gross Margin EBITDA Margin PF Revenue CAGR

Median: 12.0x Median: N/M Median: 32.3x Median: 5.7x Valuation Benchmarking Industry 4.0 comparable universe Scaled advanced manufacturing / Industry disruptors Early stage / Recent de-SPACs 18.2x 13.5x 13.2x 9.7x 7.7x 12.5x 12.0x 9.0x 8.7x 7.3x 6.7x 4.8x 3.8x 1.7x 2 3 4 58.0x 35.9x 34.5x 30.1x 23.6x 27.4x 18.8x N/M N/M N/M N/M N/M N/M N/M 2 3 4 Source: Company filings, management projections, Factset as of 9/17/2021; Velo3D data from SPAC announcement presentation as of 3/23/21, Bright Machines data from SPAC announcement presentation as of 5/17/21, Fast Radius data from SPAC announcement presentation as of 7/19/21 Note: Medians exclude Fathom 39 1 2 PF Adjusted EBITDA is a non-GAAP measure. Adjustments to EBITDA include changes in the fair value of contingent consideration, acquisition expenses, loss on extinguishment of debt, and other non-recurring and non-cash costs; PF for follow-on offering of 4mm shares 3 4 announced June 10, 2021; PF for (i) acquisition of Origin and (ii) $200mm follow-on offering announced on March 2, 2021; PF for acquisition of 3D Hubs 1 EV / ’22E Adj. EBITDA EV / ’22E Revenue

Appendix

1 Pro Forma Adjusted EBITDA Calculation ($mm) H1 2020 H1 2021 FY 2019 FY 2020 PF net income (loss) $12.1 ($2.1) $10.4 $8.1 + Depreciation and amortization 4.2 7.9 7.3 10.3 + Interest expense, net 1.7 4.5 2.1 4.3 + Income tax expense 0.2 0.1 0.2 0.4 2 +/- Contingent consideration - (1.4) 1.2 1.0 3 + Acquisition expenses 0.5 4.1 5.5 12.9 4 + Loss on extinguishment of debt - 2.0 - - 5 + Non-recurring and non-cash costs 1.1 3.2 4.0 2.9 PF Adjusted EBITDA $19.8 $18.3 $30.7 $39.9 1 2 Information combines the results of Fathom for the applicable period with the pre-acquisition results of businesses acquired in 2021, 2020 and 2019 for the respective period; Represents the change in fair value of contingent consideration payable to former owners of acquired 41 3 4 5 businesses; Represents expenses incurred related to business acquisitions; Represents amounts paid to refinance debt in April of 2021; Represents adjustments for other non-recurring, non-operating, and non-cash costs related primarily to integration costs for new acquisitions, severance, and charges for the increase of fair value of inventory related to acquisitions, and management fees paid to Fathom’s principal owner.

Pro Forma Adjusted Revenue Calculation ($mm) FY 2019 FY 2020 GAAP revenue (actual) $20.6 $61.3 1 + 2019 add-ons adjusted revenue 21.3 - 2 + 2020 add-ons adjusted revenue 55.1 56.8 3 + Q2 2021 add-ons adjusted revenue 30.5 31.3 PF adjusted revenue $127.5 $149.4 42 1 2 2 Information gives pro forma effect to acquisitions completed in 2019, as though such transactions occurred on January 1, 2019; Information gives pro forma effect to acquisitions completed during 2020, as though such transactions occurred on January 1, 2019; Information gives pro forma effect to acquisitions completed during 2021, as though such transactions occurred on January 1, 2019.

Risk Factors Risks related to Fathom’s Business and Industry • Fathom faces significant competition and expects to face increasing competition in many aspects of its business, which could cause its operating results to suffer. • Fathom’s success depends on its ability to deliver products and product lines that meet the needs of its customers and to effectively respond to changes in its industry. • Fathom’s failure to meet the expectations of its customers regarding turnaround time, quality or price would adversely affect its business and results of operations. • The strength of Fathom’s brand is important to its business, and any failure to maintain and enhance its brand would hurt its ability to retain and expand its customer base as well as further penetrate existing customers. • If Fathom’s present single or limited source suppliers become unavailable or inadequate, its customer relationships, results of operations and financial condition may be adversely affected. • Wage increases and pressure in certain geographies may prevent Fathom from sustaining its competitive advantage and may reduce its profit margin. • Fathom’s business depends in part on its ability to process a large volume of new part designs from a diverse group of customers and successfully identify significant opportunities for its business based on those submissions. • The loss of one or more key members of Fathom’s management team or personnel, or its failure to attract, integrate and retain additional personnel in the future, could harm its business and negatively affect its ability to successfully grow its business. • If Fathom is unable to manage its growth and expand its operations successfully, its reputation and brand may be damaged, and its business and results of operations may be harmed. • Fathom may not timely and effectively scale and adapt its existing technology, processes and infrastructure to meet the needs of its business. • Numerous factors may cause Fathom not to maintain the revenue growth that it has historically experienced. • Interruptions to or other problems with Fathom’s website and interactive user interface, information technology systems, manufacturing processes or other operations could damage its reputation and brand and substantially harm its business and results of operations. • Cybersecurity risks and cyber incidents could adversely affect Fathom’s business by disrupting its operations or by compromising or corrupting its confidential information or confidential information in its possession, which could negatively impact its business, financial condition and operating results. • Aspects of Fathom’s business are subject to privacy, data use and data security regulations, which may impact the way it uses data to target customers. • Global economic conditions may harm Fathom’s ability to do business, increase its costs and negatively affect its business and operations. • If a natural or man-made disaster strikes any of Fathom’s manufacturing facilities, it will be unable to manufacture its products for a substantial period of time and its sales will decline. • Fathom may not be able to adequately protect or enforce its intellectual property rights, which could impair its competitive position. • Fathom may be subject to intellectual property infringement claims. • Fathom may be subject to product liability claims, which could result in material expense, diversion of management time and attention and 43 damage to its business, reputation and brand.

Risk Factors, cont. Risks related to Fathom’s Business and Industry (cont’d) • Government regulation of the internet and e-commerce is evolving, and unfavorable changes or failure by Fathom to comply with these regulations could substantially harm its business and results of operations. • Fathom may require additional capital to support business growth, and this capital might not be available on acceptable terms, if at all. • Any acquisition, strategic relationship, joint venture or investment could disrupt Fathom’s business and harm its operating results and financial condition. • Fathom’s business involves the use of hazardous materials, and it and its suppliers must comply with environmental laws and regulations, which can be expensive and restrict how Fathom does business. • If Fathom is unable to meet regulatory quality standards applicable to its manufacturing and quality processes for the parts it manufactures, its business, financial condition or operating results could be harmed. • Fathom is subject to payment-related risks. • The audit report from Fathom’s independent auditors on Fathom’s audited financial statements for the years ended December 31, 2020 and December 31, 2019 included emphasis of a matter regarding going concern because the committed financing necessary to repay Fathom’s $172 million term loan due April 2022 is contingent upon the closing of the Transaction. Risks related to being a Public Company • Fathom’s management team has limited experience managing a public company and may not successfully or effectively manage Fathom’s transition to public company status. • As with any public company, Altimar II may be subject to securities litigation, which is expensive and could divert management’s attention. • Fathom’s failure to achieve and maintain effective internal control over financial reporting could result in its failure to accurately or timely report its financial condition or results of operations, which could have a material adverse effect on its business and stock price. • Because Fathom will become a publicly traded company by means other than at traditional underwritten public offering, Fathom’s stockholders may face other risks and uncertainties. 44

Risk Factors, cont. Risks related to organizational structure and ownership • Fathom’s organizational structure following the proposed business combination, including the tax receivable agreement described below, provides certain benefits to the continuing owners of Fathom that will not benefit Class A common stockholders to the same extent as it will benefit such continuing owners of Fathom. • Altimar II’s principal asset after the completion of the transaction will be its interest in Fathom, and, accordingly, it will depend on distributions from Fathom to pay taxes and expenses, including payments under a tax receivable agreement with the continuing equity owners of Fathom that requires Fathom to make cash payments to them in respect of certain tax benefits to which Altimar II may become entitled, and it is expected that the payments Altimar II will be required to make under such agreement will be substantial. • CORE Industrial Partners will own a significant interest in the combined company and its interests may conflict with the interests of Fathom and the Class A common stockholders. Through its interest in the combined company, “negative control” rights and its rights to nominate directors to the combined company’s board under an investor rights agreement that will be entered as part of the Transaction, CORE Industrial Partners will have substantial influence over Fathom’s management and policies. Risks Related to Altimar II’s Securities • If the benefits of the proposed business combination do not meet the expectations of investors or securities analysts, the market price of Altimar II’s securities may decline, either before or after the closing of the proposed business combination. • The combined entity will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations. • The stock price of Altimar II’s securities may be extremely volatile, and stockholders could lose a significant part of their investment. • Altimar II’s Class A ordinary shares may fail to meet the continued listing standards of the New York Stock Exchange (“NYSE”), and additional shares may not be approved for listing on NYSE. • Because the combined company has no current plans to pay cash dividends for the foreseeable future, investors may not receive any return on investment unless they sell their shares for a price greater than that which was paid for them. • If following the proposed business combination, securities or industry analysts do not publish or cease publishing research or reports about Fathom, its business, or its market, or if they change their recommendations regarding Fathom’s securities adversely, the price and trading volume of Fathom’s securities could decline. • Future sales and issuances of common stock in Fathom or rights to purchase such common stock following the closing of the Transaction, including pursuant to any equity incentive plans and future exercise of registration rights, could result in additional dilution of the percentage ownership of its stockholders and could cause the share price to fall. • Following the Transaction, Fathom will be an emerging growth company within the meaning of the Securities Act, and if it takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make its securities less attractive to investors and may make it more difficult to compare the combined company’s performance with other public companies that do not enjoy such disclosure exemptions 45

Risk Factors, cont. General risks • Economic downturns and political and market conditions beyond Altimar II’s and the combined company’s control could adversely affect its business, financial condition and results of operations. • Fathom is exposed to the risk of natural disasters, political events, health crises such as the global Covid-19 outbreak, war and terrorism and other macroeconomic events, each of which could disrupt its business and adversely impact its results of operations. Risk related to Altimar II and the business combination • Directors of Altimar II have potential conflicts of interest in recommending that Altimar II’s stockholders vote in favor of the adoption of the merger agreement and the proposed business combination and approval of the other proposals to be described in the proxy statement/prospectus. • Altimar II’s founders, directors, officers, advisors and their affiliates may elect to purchase Altimar II Class A common stock or Altimar II warrants from public stockholders, which may influence the vote on the proposed business combination and reduce the public “float” of Altimar II’s Class A common stock. • Altimar II’s sponsor will agree to vote in favor of the proposed business combination, regardless of how Altimar II’s public stockholders vote. • Altimar II’s warrants are accounted for as derivative liabilities and are recorded at fair value upon issuance with changes in fair value each period reported in earnings, which may have an adverse effect on the market price of Altimar II’s securities or may make it more difficult for us to consummate the proposed business combination. • The combined company will incur significant increased costs as a result of operating as a public company, and its management will be required to devote substantial time to new compliance initiatives. • The combined company’s charter and bylaws to be in effect following the consummation of the proposed business combination and certain Delaware laws contain provisions that may have the effect of delaying, preventing or making undesirable an acquisition of all or a significant portion of the combined company’s shares or assets or preventing a change in control. • The ability of Altimar II’s stockholders to exercise redemption rights with respect to a large number of outstanding Altimar II Class A common stock and the related funding of such redemptions could increase the probability that the proposed business combination would not occur. Completion of the proposed business combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all. • Altimar II’s board has not obtained and will not obtain a third-party valuation or financial opinion in determining whether to proceed with the proposed business combination. • Current Altimar II stockholders will own a smaller proportion of the post-Transaction company than they currently own of Altimar II ordinary shares. In addition, following the closing of the Transaction, Altimar II may issue additional shares or other equity securities without the approval of its stockholders, which would further dilute their ownership interests and may depress the market price of its shares. • Altimar II’s actual financial position and results of operations may differ materially from the unaudited pro forma condensed combined financial information to be included in its proxy statement/prospectus and may not be indicative of what its actual financial position or results of operations would have been. 46

Risk Factors, cont. Risk related to Altimar II and the business combination (cont’d) • If third parties bring claims against Altimar II or if Altimar II files a bankruptcy petition or an involuntary bankruptcy petition is filed against Altimar II that is not dismissed, the proceeds held in trust could be reduced and the per-share redemption price received by stockholders may be less than $10.00 (which was the offering price in Altimar II’s initial public offering). • If, after Altimar II distributes the proceeds in the Trust Account to its public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against Altimar II that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of Altimar II’s board of directors may be viewed as having breached their fiduciary duties to Altimar II’s creditors, thereby exposing the members of Altimar II’s board of directors and Altimar II to claims of punitive damages. • Altimar II’s ability to successfully effect the proposed business combination and to be successful thereafter will be totally dependent upon the efforts of key personnel. Past performance by Altimar II or Altimar II’s Sponsor or management team and their respective affiliates may not be indicative of future performance of an investment in Fathom or the combined company. • In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per share and (ii) the actual amount per share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and Altimar II’s Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors may decide not to enforce the indemnification obligations of Altimar II’s Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to Altimar II’s public stockholders. • Our public stockholders will experience immediate dilution if the Transaction is completed. Having a minority share position may reduce the influence that our current stockholders have on the management of the combined company. • The proposed business combination will be subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all. • Altimar II or Fathom may waive one or more of the closing conditions to consummation of the business combination without re-soliciting stockholder approval. • Obtaining required regulatory approvals may prevent or delay completion of the proposed business combination or reduce the anticipated benefits of the proposed business combination or may require changes to the structure or terms of the proposed business combination. • Altimar II’s and Fathom’s ability to consummate the Business Combination, and the operations of the combined company following the proposed business combination, may be materially adversely affected by the continuing effects of the COVID-19 pandemic. 47

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